Supplement dated March 9, 2016
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Global Strategic Equity Fund	6/1/15
The information under the caption “Fund Management” in the "Summary of the Fund" section of the Prospectus and Summary Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Mark Burgess	Chief Investment Officer of Threadneedle, EMEA and Global Head of Equities	Co-manager	June 2015
Melda Mergen, CFA, CAIA	Senior Portfolio Manager and Director of U.S. Equity Investments	Co-manager	March 2016
The rest of the section remains the same.
The information under the caption “Portfolio Managers” in the “More Information About the Fund — Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Mark Burgess	Chief Investment Officer of Threadneedle, EMEA and Global Head of Equities	Co-manager	June 2015
Melda Mergen, CFA, CAIA	Senior Portfolio Manager and Director of U.S. Equity Investments	Co-manager	March 2016
Mr. Burgess joined Threadneedle, a Participating Affiliate, in 2010 and took over as the company’s Chief Investment Officer in January 2011. He also chairs the company’s Asset Allocation Committee and is a Statutory Board Member. Mr. Burgess began his investment career in 1986 and earned a degree in Economics and Philosophy from Keele University and is an associate of the Institute of Investment Management and Research.
Ms. Mergen joined one of the Columbia Management legacy firms or acquired business lines in 1999. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and an M.B.A. from the University of Massachusetts at Amherst.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP181_01_005_(03/16)